UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 18, 2021

VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

8214 Westchester Drive, Suite 800
Dallas, Texas 75225
(Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	VBTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 18, 2021, Veritex Holdings, Inc. (the "Company") held the 2021 annual meeting of shareholders, at which a quorum was present, to consider and act upon the following matters:

Proposal 1 - The election of thirteen nominees to serve as directors until the 2022 annual meeting of shareholders, and until each of their successors is duly elected and qualified or until their earlier resignation or removal. The table below contains a summary of the number of votes for, votes withheld and broker non-votes for each nominated director:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
C. Malcolm Holland, III	30,645,615	9,340,390	3,877,462
Arcilia Acosta	39,867,832	118,173	3,877,462
Pat S. Bolin	30,917,738	9,068,267	3,877,462
April Box	31,271,869	8,714,136	3,877,462
Blake Bozman	31,239,780	8,746,225	3,877,462
William D. Ellis	30,646,120	9,339,885	3,877,462
William E. Fallon	31,683,221	8,302,784	3,877,462
Mark C. Griege	30,384,815	9,601,190	3,877,462
Gordon Huddleston	31,637,756	8,348,249	3,877,462
Steven D. Lerner	31,597,158	8,388,847	3,877,462
Manuel J. Mehos	17,562,979	22,423,026	3,877,462
Gregory B. Morrison	31,646,348	8,339,657	3,877,462
John T. Sughrue	24,396,556	15,589,449	3,877,462

Proposal 2 - A non-binding advisory vote on the compensation of the Company's named executive officers for the year ended December 31, 2020. The table below contains a summary of the number of votes for, votes against, votes abstained and broker non-votes for this proposal:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
37,126,036	2,667,932	192,037	3,877,462

Proposal 3 - Ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2021. The table below contains a summary of the number of votes for, votes against, votes abstained and broker non-votes for this proposal:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
43,857,136	4,407	1,924	—

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By:	/s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer
Date:	May 19, 2021